UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019 (December 5, 2019)

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Block 10-1
Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares* Ordinary Shares, nominal value $0.01 per share**	AVDL N/A	The Nasdaq Global Market

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) Ordinary Share.

** Not for trading, but only in connection with the listing of American Depositary Shares on The Nasdaq Global Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2019, upon the recommendation of its Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Avadel Pharmaceuticals plc (the “Company”) appointed Dr. Mark McCamish to join the Board. The Board determined that Dr. McCamish is independent under the listing standards of Nasdaq. Dr. McCamish was also appointed to serve on the Audit Committee of the Board. Effective as of December 5, 2019, the Audit Committee of the Board is composed of Dr. McCamish, Geoffrey M. Glass, Peter Thornton and Dr. Eric Ende. The composition of the Compensation Committee and the Nominating and Corporate Governance Committee remains unchanged.

As a non-employee director, Dr. McCamish will receive cash compensation and an equity award for his Board service in accordance with the Company’s non-employee director compensation practices. Dr. McCamish is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. McCamish and any other persons pursuant to which he was selected as a director.

On December 10, 2019, the Company issued a press release announcing Dr. McCamish’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press release issued by the Company on December 10, 2019, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2019	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Phillandas T. Thompson
		Name:	Phillandas T. Thompson
		Title:	Senior Vice President, General Counsel and Corporate Secretary